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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSRS/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4323

                             CDC Nvest Funds Trust I
               (Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts                02116
 (Address of principal executive offices)               (Zip code)

                             John E. Pelletier, Esq.
                  CDC IXIS Asset Management Distributors, L.P.
                               399 Boylston Street
                           Boston, Massachusetts 02116
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2801

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

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Item 1. Shareholder reports

This amendment on Form N-CSRS/A is filed in order to correct the portfolio turnover ratio for the Star Value Fund in the CDC Nvest Star Funds Semi-Annual Report dated June 30, 2004 (the "Report"). No further changes were made to the Report (the "N-CSRS"). Other than the aforementioned change, this Report on N-CSRS/A does not amend or update the N-CSRS in any way.

                            CDC NVEST STAR VALUE FUND

     Supplement dated September 8, 2004 to CDC Nvest Star Funds Semi-Annual
                           Report dated June 30, 2004

The Portfolio Turnover Rate in the "Financial Highlights" on pages 25 and 26 of the CDC Nvest Star Value Fund was 32% for the six-month period ended June 30, 2004.

Item 2. Code of Ethics.
There are no changes from the response to this item in the N-CSRS.

Item 3. Audit Committee Financial Expert.
There are no changes from the response to this item in the N-CSRS.

Item 4. Principal Accountant Fees and Services.
There are no changes from the response to this item in the N-CSRS.

Item 5. Audit Committee of Listed Registrants.
Not applicable.

Item 6. Schedule of Investments.
Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.
Not Applicable.

Item 9. Submission of Matters to a Vote of Securities Holders.
There are no changes from the response to this item in the N-CSRS.

Item 10. Controls and Procedures.

The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS/A was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

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There were no significant changes or corrective actions with regard to the
Trust's internal controls over financial reporting that occurred during the second quarter of the Trust's most recent fiscal half year.

Item 11. Exhibits.

     (a) (1) Not applicable.
     (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), as herewith as exhibit (a)(2)(1) and a(2)(2), respectively
     (a) (3) Not applicable.
     (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b)(1) and (b)(2) respectively.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  CDC Nvest Funds Trust I


                                  By: /s/ JOHN T. HAILER
                                      ------------------------------------------
                                  Name:  John T. Hailer
                                  Title: President and Chief Executive Officer
                                  Date:  September 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                  By: /s/ JOHN T. HAILER
                                      ------------------------------------------
                                  Name:  John T. Hailer
                                  Title: President and Chief Executive Officer
                                  Date:  September 8, 2004


                                  By: /s/ NICHOLAS H. PALMERINO
                                      ------------------------------------------
                                  Name:  Nicholas H. Palmerino
                                  Title: Treasurer
                                  Date:  September 8, 2004